UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-05276_

Value Line Funds Variable Trust

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2016

Date of reporting period: June 30, 2016

Item I.  Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/16 is included with this Form.

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust (Unaudited)
Semiannual Report
To Contractowners

Cynthia Starke,
Portfolio Manager
Objective:
Capital Appreciation
Inception Date:
January 1, 2015
Net Assets at
June 30, 2016:
$1,390,154

An Update from Fund Management (Unaudited)
PRESIDENT’S LETTER
Dear Shareholders:
We are pleased to present you with this semi-annual report for Value Line VIP Equity Advantage Fund (the “Fund”), a series of Value Line Funds Variable Trust, for the six months ended June 30, 2016.
While the Fund posted solid absolute gains, it underperformed its benchmark index, the First Trust Equity Closed-End Fund Total Return Index,1 for the semi-annual period. Still, it is worth noting that the Fund outpaced the category average return of its peers both for the six months and one-year periods ended June 30, 2016 (allocation 85%+ equity category), as measured by Morningstar,2 placing in the top quartile for each of these periods.
The Fund, launched on December 31, 2014, was designed for investors who seek to capitalize on the opportunities presented by the inefficiencies of the closed-end fund marketplace and by closed-end funds’ attractive distribution levels. Based on a proprietary multi-factor model that incorporates an array of selection criteria to guide the Fund’s portfolio composition, we have built an actively managed equity portfolio comprised generally of 30 to 35 closed-end funds that are primarily purchased at a discount to their net asset value. The underlying closed-end funds are managed by some of the industry’s most highly regarded asset management firms.
On the following pages, the Fund’s portfolio manager discusses the management of the Fund during the semi-annual period. The discussion highlights key factors influencing recent performance of the Fund. You will also find a schedule of investments and financial statements for the Fund.
Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended June 30, 2016, especially given the newsworthy events of the semi-annual period.
Economic Review
U.S. Gross Domestic Product (GDP) rose 1.1% for the first quarter of 2016, which was higher than had been widely anticipated. Improved performance in business investment more than made up for what had been disappointing consumer spending. The U.S. economy also showed signs of increased momentum for the second quarter of 2016, with consumer spending leading the improved indicators. Retail sales and home sales rose in both May and June 2016, offsetting slowing jobs growth and business spending.
Throughout the semi-annual period, investors kept a keen focus on the Federal Reserve (the Fed) for clues as to when it would resume its increases in short-term interest rates. While a mid-2016 interest rate increase had been seen as likely, the Fed reverted to the dovish stance it had maintained through much of the semi-annual period after a disappointing jobs report for May 2016. (Dovish tends to suggest lower interest rates.) The global uncertainty that heightened in the days following the U.K.’s vote to leave the European Union, in what was popularly termed the Brexit referendum, further dampened the likelihood of an imminent interest rate hike. Additionally, U.S. inflation continued to fall short of the Fed’s target, and wage growth remained underwhelming. While there was some modest retracement in energy prices during the semi-annual period, it was not enough to push inflation to the Fed’s 2% threshold. Indeed, the headline Consumer Price Index (CPI) rose just 1.0% year over year before seasonal adjustment as of June 2016, significantly less than the 1.7% average annual increase over the past 10 years. Core inflation, which excludes food and energy, was up 2.3% in June 2016 from a year earlier, above the average annual rate of 1.9% over the past 10 years. Notably, while the food segment of the CPI increased 0.3% during the 12 months ended June 30, 2016, the energy segment of the CPI, despite rising in the spring months of 2016, declined 9.4% over the same 12-month span.

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust (Unaudited)
Semiannual Report
To Contractowners

All told, the U.S. economy continued to be the world’s largest and seemingly the most robust. While U.S. interest rates remained low, several countries, including Japan and Germany, faced a challenging environment of negative interest rates. This disparity in rates fostered a strong appetite for U.S. bonds, especially U.S. Treasuries and government agency securities, which rallied given their relatively more attractive rates and widely perceived safe haven status. The specter of the Brexit vote hanging over the markets followed by its unexpected “leave” vote provided additional luster to the U.S. Treasury market. In turn, the 30-year U.S. Treasury bond was pushed to total returns in excess of 15% for the semi-annual period ended June 30, 2016.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, gained 3.84% during the six months ended June 30, 2016. Within the U.S. equity market, value stocks outperformed growth stocks across the capitalization spectrum. Small- and mid-cap stocks outperformed large-cap stocks among the S&P indices, while small-cap stocks lagged large-cap and mid-cap stocks as measured by the Russell Investments indices.
In the S&P 500® Index, the best performing sectors were telecommunication services, utilities, energy and consumer staples, each of which posted double-digit gains. The weakest performing sectors in the S&P 500® Index during the semi-annual period were financials and information technology, the only two to post negative absolute returns. Consumer discretionary and health care were also weak but generated modestly positive returns during the semi-annual period.
Outside of the U.S., performance of equity markets varied, with emerging markets equities overall significantly outperforming developed markets equities. Among emerging markets, Latin America led performance, followed by the Europe, Middle East and Africa (EMEA) region. The Emerging Asia region lagged among emerging markets. Performance of emerging markets equities overall was driven primarily by appreciation in commodity prices, including oil and natural gas, which gained in excess of 30% and 25%, respectively, during the semi-annual period. With the June 23 vote, the outcome of the Brexit referendum came largely as a surprise and negatively impacted equity markets globally. The U.S. dollar, after weakening for the much of the semi-annual period, strengthened again. Companies doing business outside the U.S. began to assess the likelihood of currency headwinds persisting rather than easing. However, in the last days of June, markets rebounded owing to improving risk sentiment as markets digested the Brexit vote outcome.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 60 years—based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.
The Fund’s annual and semi-annual shareholder reports are available from GIAC’s website at: http://www.guardianinvestor.com/public/products/prospectus.aspx. You may obtain free copies of the Fund’s prospectus, Statement of Additional Information or its annual or semi-annual shareholder reports or make shareholder inquiries by contacting GIAC at 7 Hanover Square, New York, NY 10004 or calling toll-free 800-221-3253.
The Value Line Funds are distributed by EULAV Securities LLC.

The First Trust Equity Closed-End Fund Total Return Index is a capitalization weighted index designed to provide a broad representation of the equity based closed-end fund universe. The equity based closed-end fund market is comprised of the following sectors: U.S., global, international, country, emerging market, commodities, preferreds, REITs, covered calls, sector specific, tax-advantaged, MLP and hybrid funds.

2
Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

3
The S&P 500® Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust (Unaudited)
Semiannual Report
To Contractowners

INVESTMENT OBJECTIVE AND STRATEGY (condensed)(unaudited)
The Fund’s investment objective is capital appreciation. Current income is a secondary investment objective. The Fund primarily invests in a diversified basket of U.S. closed-end funds, which EULAV Asset Management (the “Adviser”) believes offer opportunities for growth and dividend income. Because the Fund invests primarily in closed-end funds and to a lesser extent ETFs, the Fund is similar in nature to a fund of funds. However, unlike a fund of funds that allocates its assets based on the perceived ability of the advisers to the underlying funds, the Adviser actively manages the Fund’s portfolio among the underlying closed-end funds based on its research and analysis of the market and the investment merit of the underlying closed-end funds themselves. The Fund invests in closed-end funds that primarily invest in equity and dividend income-producing securities.
Manager Discussion of Fund Performance
Below, Value Line VIP Equity Advantage Fund portfolio manager Cindy Starke discusses the Fund’s performance and positioning for the six months ended June 30, 2016.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 4.95% during the six months ended June 30, 2016. This compares to the 9.57% return of the Fund’s benchmark, the First Trust Equity Closed-End Fund Total Return Index (the “First Trust Index”), during the same period.
On average, during the semi-annual period, the Fund’s weighted average discount to net asset value (“NAV”) was 9.7%. This compares favorably to the First Trust Index’s average discount to NAV of 7.5% during the same period. At June 30, 2016, the Fund’s weighted average discount to NAV was 9.7%. The First Trust Index’s average discount to NAV was 6.4% on June 30, 2016.
What were the most significant economic and market forces that influenced the equity closed-end fund market during the semi-annual period?
The six-month period ended June 30, 2016 was characterized by strong appreciation in commodity prices, including gold, silver, oil and gas. This greatly influenced performance of equity closed-end funds. Stable or possibly lower interest rates in light of the Brexit referendum outcome attracted investors to interest rate sensitive markets, such as real estate and utilities, as well as to closed-end funds overall. In turn, natural resources, energy, utilities, energy master limited partnerships (MLPs) and real estate equity closed-end funds were among the top performing categories during the semi-annual period. Relative to the sector/industry performance of the S&P 500® Index, some of the top performing equity closed-end fund categories appreciated in excess of their underlying holdings. For example, energy and real estate stocks within the S&P 500® Index were up approximately 16% and 11%, respectively, while price returns of equity energy closed-end funds and real estate closed-end funds within the First Trust Index were up approximately 23% and 17%, respectively, and their discounts to net asset values narrowed.
Conversely, negative returns came from health care closed-end funds, which were dragged down mainly by poor performance of biotechnology stocks, as investors shifted away from growth stocks. As discussed in this report’s Equity Market Review, growth stocks were less favored than value stocks during the semi-annual period, which also negatively affected technology closed-end funds. Financial stocks had mixed performances, and closed-end funds with prevailing exposures to banks and asset managers posted negative returns reflective of their underlying holdings. China region and Japan stock closed-end fund categories were among the worst performing equity closed-end funds, with the Shanghai and Nikkei stock indices each declining approximately 17% during the semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
While the Fund posted solid absolute gains, its underperformance of the First Trust Index can be attributed primarily to select sector allocation decisions. Overweight allocations to health care and technology closed-end funds and an underweight allocation to energy MLP closed-end funds hurt the Fund’s relative performance. Allocations to equity exchange-traded funds (ETFs) and having a position in cash during a period when the First Trust Index rallied also detracted from relative performance. Such detractors were partially offset by allocations to and selections among natural resources and global closed-end funds, which contributed positively. An underweight allocation to financial closed-end funds and selection among real estate closed-end funds boosted relative results as well.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust (Unaudited)
Semiannual Report
To Contractowners

Did the Fund’s proprietary model favor certain types of equity closed-end funds during the reporting period?
The Fund’s proprietary model favored energy MLP, utilities, global and large-cap blend closed-end funds during the reporting period. The Value Line quantitative model ranks all equity closed-end funds according to a number of proprietary factors, including both technical and valuation-driven criteria. Discounts to NAV relative to a closed-end fund’s one-year average discount to NAV play an important role in the model’s quantitative selection process.
Did qualitative allocation decisions help or hurt the Fund’s performance during the reporting period?
Qualitative allocation decisions hurt the Fund’s performance relative to the First Trust Index during the reporting period. We made qualitative decisions to allocate to equity ETFs, including financial and health care ETFs, which hurt performance, more than offsetting a positive contribution from the Fund’s technology ETF position. Among equity closed-end funds, decisions to not allocate to a Japanese closed-end fund and an India-focused closed-end fund contributed positively to relative results.
Which equity market sectors most significantly affected Fund performance when looking at the underlying closed-end funds?
Via underlying closed-end funds, positioning in materials and industrials contributed positively to the Fund’s relative performance. Both allocation and selection decisions within these sectors proved beneficial. Relative to underlying equity holdings of the First Trust Index, the Fund’s underlying equity holdings were overweight the materials sector and underweight the industrials sector.
Detracting from relative results was positioning in the health care, energy, information technology and utilities sectors, via underlying closed-end funds. Allocations to and selections among health care, information technology and utilities hurt relative performance. As energy stocks were the third best performing sector in the S&P 500® Index, up more than 16% during the semi-annual period, having an underweight allocation to energy hurt the Fund’s relative performance, more than offsetting the positive selection effect.
Which positions contributed most to the Fund’s relative results?
The positions that made the most positive contribution to the Fund’s return during the semi-annual period were GAMCO Global Gold, Natural Resource & Income Trust, BlackRock Utility and Infrastructure Trust and Nuveen Real Estate Income Fund.
Which positions detracted significantly from the Fund’s performance during the semi-annual period?
The positions that detracted most from the Fund’s performance during the semi-annual period were Tekla Healthcare Investors, iShares NASDAQ Biotechnology ETF and Tortoise MLP Fund.
Did the Fund invest in other investments, other than closed-end funds, during the reporting period?
Yes, during the reporting period, the Fund invested in equity ETFs.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales?
The Fund did not make any significant purchases or sales during the semi-annual period. Due to the quantitative model-based approach we use, however, the Fund will tend to have a high turnover of positions.
Were there any notable changes in the Fund’s weightings during the six-month period?
During the semi-annual period, we increased the Fund’s exposure to the energy and health care sectors and decreased its weighting in the financial services sector. From a regional perspective, we increased the Fund’s allocation to developed markets and decreased its allocation to emerging markets, via underlying closed-end funds.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust (Unaudited)
Semiannual Report
To Contractowners

How was the Fund positioned relative to its benchmark index at the end of June 2016?
As of June 30, 2016, the Fund owned 32 closed-end funds and two ETFs, individually weighted within a range of 1.4% to 3.6% of total net assets. This compares to the First Trust Index, which owned 169 closed-end funds with weightings within a range of 0.1% to 3.8% of total net assets.
From a sector perspective, at the end of June 2016, the Fund was overweight relative to the First Trust Index via positions in underlying closed-end funds in health care and information technology. The Fund was underweight relative to the First Trust Index in energy, utilities and financial services.
What is your tactical view and strategy for the months ahead?
Regardless of market environment, we intend to stay disciplined in our qualitative and sector allocation decision-making processes, implemented as a way to seek to enhance the carefully monitored results of the Value Line multi-factor quantitative closed-end fund model.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust (Unaudited)
Semiannual Report
To Contractowners

Top Ten Holdings (As of 6/30/2016) (Unaudited)
Company	Percentage of Net Assets
Nuveen Dow 30sm Dynamic Overwrite Fund	3.61%
General American Investors Co., Inc.	3.55%
Nuveen NASDAQ 100 Dynamic Overwrite Fund	3.53%
Eaton Vance Risk-Managed Diversified Equity Income Fund	3.51%
Blackrock Science & Technology Trust	3.50%
Gabelli Dividend & Income Trust (The)	3.47%
Liberty All Star Equity Fund	3.47%
BlackRock Enhanced Equity Dividend Trust	3.40%
Gabelli Equity Trust, Inc.	3.32%
Tekla Healthcare Opportunities Fund	3.23%
Portfolio Composition at June 30, 2016 (Unaudited):
(Percentage of Net Assets)
Closed-End Funds Category Weightings* (As of 6/30/2016) (Unaudited)
(Percentage of Investment Securities, excluding short-term securities)
*
Asset class allocation is prepared by the Adviser using public information most readily available and is an estimate based on such information.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust (Unaudited)
Semiannual Report
To Contractowners

Average Annual Total Returns (For periods ended 6/30/2016) (Unaudited)
	YTD	1 Yr	Since Inception 1/1/2015
Value Line VIP Equity Advantage Fund	4.95%	-1.61%	-1.61%
S&P 500	3.84%	3.99%	3.48%
First Trust Equity Closed End Total Return Index	9.57%	-1.15%	-4.19%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (800) 221-3253 or visit www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust (Unaudited)
Semiannual Report
To Contractowners

Fund Expenses (Unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of  $1,000 invested on January 1, 2016 and held for six months ended June 30, 2016.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,049.50	$8.92	1.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.16	$8.77	1.75%
*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund

Schedule of Investments
June 30, 2016 (Unaudited)
Shares		Value
Closed-End Funds — 84.3%
ENERGY LIMITED PARTNERSHIP — 9.6%
3,000	ClearBridge American Energy MLP Fund, Inc.	$25,950
2,200	Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.	22,418
2,700	Fiduciary/Claymore MLP Opportunity Fund	37,260
2,000	Goldman Sachs MLP Income Opportunities Fund	18,700
3,400	Neuberger Berman MLP Income Fund, Inc.	28,764
		133,092
EQUITY ENERGY — 2.3%
2,300	BlackRock Energy and Resources Trust	32,660
FOREIGN LARGE BLEND — 1.9%
4,500	BlackRock International Growth and Income Trust	25,875
GLOBAL REAL ESTATE — 4.1%
4,300	Alpine Global Premier Properties Fund	23,607
4,000	CBRE Clarion Global Real Estate Income Fund	32,920
		56,527
HEALTH — 8.6%
1,700	Tekla Healthcare Investors	39,814
2,700	Tekla Healthcare Opportunities Fund	44,901
2,000	Tekla Life Sciences Investors	34,380
		119,095
LARGE BLEND — 16.2%
2,400	First Trust Enhanced Equity Income Fund	31,488
8,400	Gabelli Equity Trust, Inc.	46,116
1,600	General American Investors Co., Inc.	49,312
9,600	Liberty All Star Equity Fund	48,192
3,450	Nuveen Dow 30sm Dynamic Overwrite Fund	50,128
		225,236
LARGE GROWTH — 3.5%
5,000	Eaton Vance Risk-Managed Diversified Equity Income Fund	48,850
Shares		Value
LARGE VALUE — 9.1%
6,000	BlackRock Enhanced Equity Dividend Trust	$47,280
3,800	Boulder Growth & Income Fund, Inc.	30,894
2,522	Gabelli Dividend & Income Trust (The)	48,246
		126,420
NATURAL RESOURCES — 2.0%
3,600	BlackRock Resources & Commodities Strategy Trust	27,720
REAL ESTATE — 2.6%
3,000	Nuveen Real Estate Income Fund	36,000
TECHNOLOGY — 7.0%
2,950	Blackrock Science & Technology Trust	48,675
2,750	Nuveen NASDAQ 100 Dynamic Overwrite Fund	49,115
		97,790
UTILITIES — 7.4%
1,800	BlackRock Utility and Infrastructure Trust	36,666
1,600	Cohen & Steers Infrastructure Fund, Inc.	34,272
1,900	Duff & Phelps Global Utility Income Fund, Inc.	32,604
		103,542
WORLD ALLOCATION — 3.0%
7,000	Wells Fargo Global Dividend Opportunity Fund	41,790
WORLD STOCKS — 7.0%
4,350	Alpine Total Dynamic Dividend Fund	31,581
2,400	BlackRock Global Opportunities Equity Trust	28,440
5,400	Voya Global Equity Dividend and Premium Opportunity Fund	37,422
		97,443
Total Closed-End Funds (Cost $1,150,246)		1,172,040
Exchange-Traded Funds — 3.9%
HEALTH — 2.2%
115	iShares Nasdaq Biotechnology ETF	29,594
TECHNOLOGY — 1.7%
225	iShares US Technology ETF	23,688
Total Exchange-Traded Funds (Cost $54,714)		53,282

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund

Schedule of Investments (Continued)
June 30, 2016 (Unaudited)
Shares		Value
Short-Term Investment — 11.6%
Money Market Fund — 11.6%
161,663	State Street Institutional Liquid Reserves Fund	$161,663
Total Short-Term Investments (Cost $161,663)		161,663
Total Investments — 99.8% (Cost $1,366,623)		$1,386,985
Cash And Other Assets In Excess Of Liabilities — 0.2%		3,169
Net Assets — 100.0%		$1,390,154
Net Asset Value Per Outstanding Share ($1,390,154 ÷ 142,374 shares outstanding)		$9.76
ETF
Exchange Traded Fund.

MLP
Master Limited Partnership.

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2016 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Closed-End Funds	$1,172,040	$—	$—	$1,172,040
Exchange-Traded Funds	53,282	—	—	53,282
Short-Term Investment	161,663	—	—	161,663
Total Investments in Securities	$1,386,985	$—	$—	$1,386,985

See Notes to Financial Statements.

■  Value Line VIP Equity Advantage Fund

Statement of Assets and Liabilities

At June 30, 2016 (Unaudited)

Assets:
Investment securities, at value (Cost – $1,366,623)	$1,386,985
Cash	833
Receivable for capital shares sold	17,212
Receivable from Adviser	6,422
Interest and dividends receivable	5,222
Total Assets	1,416,674
Liabilities:
Accrued expenses:
Custody fee payable	10,473
Directors’ fees and expenses	1,696
Tax fee payable	6,896
Other	7,455
Total Liabilities	26,520
Net Assets	$1,390,154
Net assets consist of:
Additional paid-in capital	$1,326,828
Undistributed net investment income	46,812
Accumulated net realized gain (loss) on investments	(3,848)
Net unrealized appreciation (depreciation) of investments	20,362
Net Assets	$1,390,154
Net Asset Value Per Outstanding Share ($1,390,154 ÷ 142,374 shares outstanding)	$9.76

See Notes to Financial Statements.

■  Value Line VIP Equity Advantage Fund

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

Investment Income:
Dividends	$46,765
Interest	153
Total Income	46,918
Expenses:
Advisory fee	5,613
Service and distribution plan fees	2,245
Sub-transfer agent fees	457
Custodian fees	25,215
Auditing and legal fees	7,093
Tax expense	5,906
Printing and postage	4,941
Transfer agent fees	1,855
Directors’ fees and expenses	264
Registration and filing fees	13
Insurance	411
Other	497
Total Expenses Before Fees Waived and Expenses Reimbursed (See Note 5)	54,510
Less: Advisory Fees Waived and Expenses Reimbursed	(41,972)
Less: Service and Distribution Plan Fees Waived	(2,245)
Less: Sub-transfer Agent Fees Waived	(457)
Net Expenses	9,836
Net Investment Income	37,082
Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Loss From:
Investments	(11,294)
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	71,329
Net Realized Loss and Change in Net Unrealized Appreciation/(Depreciation) on Investments	60,035
Net Increase in Net Assets from Operations	$97,117

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund

Statement of Changes in Net Assets

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$37,082	$9,488
Net realized gain/(loss) on investments	(11,294)	7,446
Change in net unrealized appreciation/(depreciation) on investments	71,329	(50,967)
Net increase/(decrease) in net assets from operations	97,117	(34,033)
Share Transactions:
Proceeds from sale of fund shares	521,750	912,385
Cost of fund shares redeemed	(105,738)	(1,327)
Net increase in net assets from fund share transactions	416,012	911,058
Total increase in net assets	513,129	877,025
Net Assets:
Beginning of period	877,025	—
End of period	$1,390,154	$877,025
Undistributed net investment income included in net assets, at end of period	$46,812	$9,730

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
Net asset value, beginning of period	$9.30	$10.00
Income/(loss) from investment operations:
Net investment income	0.23	0.10
Net gains/(losses) on securities (both realized and unrealized)	0.23	(0.80)
Total from investment operations	0.46	(0.70)
Net asset value, end of period	$9.76	$9.30
Total return*	4.95%(1)	(7.00)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,390	$877
Ratio of gross expenses to average net assets(3)	9.63%(2)	21.69%
Ratio of net expenses to average net assets(4)	1.75%(2)	1.75%
Ratio of net investment income to average net assets	6.61%(2)	2.06%
Portfolio turnover rate	31%(1)	91%
*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Not annualized.

(2)
Annualized.

(3)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(4)
Ratio reflects expenses net for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.
Significant Accounting Policies

Value Line VIP Equity Advantage Fund (the “Fund”), a series of Value Line Funds Variable Trust (the “Trust”), is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. Value Line VIP Equity Advantage Fund seeks to achieve capital appreciation; current income being a secondary objective, by primarily investing in a diversified basket of U.S. closed-end funds, which Eulav Asset Management (the “Adviser”) believes offer opportunities for growth and dividend income. To a lesser extent, the Fund invests in exchange traded funds or “ETFs” and preferred stocks. The Fund is part of the Value Line Family of Funds (the “Value Line Funds”), a family of 13 mutual funds that include a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income and hybrid funds.
The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end and closed-end mutual funds and Exchange-Traded Funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

■ Value Line VIP Equity Advantage Fund

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Fund follows the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.
For the six months ended June 30, 2016, there were no transfers between Level 1, Level 2, and Level 3 assets.
The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
For the six months ended June 30, 2016, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Fund’s investments by category.
(C) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
(D) Dividends and Distributions: It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.
(E) Securities Transactions and Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
(F) Other: The Fund holds certain investments which pays dividends to its shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.
(G) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.

■ Value Line VIP Equity Advantage Fund

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

2.
Fund Share Transactions, Dividends and Distributions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in shares of beneficial interest in the Fund were as follows:
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Shares sold	59,817	94,434
Shares issued to shareholders in reinvestment of dividends and distributions	—	—
Shares redeemed	(11,736)	(141)
Net increase	48,081	94,293

3.
Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:
Six Months Ended June 30, 2016 (Unaudited)
PURCHASES:
Investment Securities	$672,308
SALES:
Investment Securities	$340,361

4.
Income Taxes

At June 30, 2016, information on the tax components of capital is as follows:
Cost of investments for tax purposes	$1,366,623
Gross tax unrealized appreciation	$51,056
Gross tax unrealized depreciation	(30,694)
Net tax unrealized appreciation on investments	$20,362

5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of  $5,613 was paid or payable to the Adviser for the six months ended June 30, 2016. This was computed at an annual rate of 1.00% of the average daily net assets of the Fund, during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the six months ended June 30, 2016, fees amounting to $2,245, before fee waivers, were accrued under the Plan.
Effective January 1, 2015, the Adviser and Distributor have contractually agreed to waive a portion of their advisory and Rule 12b-1 fees and the Adviser has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to Acquired Fund Fees and Expenses,

■ Value Line VIP Equity Advantage Fund

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

interest, taxes, brokerage commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.75% of the Fund’s average daily net assets (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before June 30, 2016 only with the agreement of the Board of the Fund. For the six months ended June 30, 2016, the Adviser waived fees of  $5,613, reimbursed expenses of $36,359 and the Distributor waived fees of  $2,245.
As of June 30, 2016, the Adviser and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Expiration	Advisory Fees Waived and Expenses Reimbursed	Service and Distribution Plan Fees Waived
December 31, 2018	$89,917	$1,833
December 31, 2019	$41,972	$2,245
During the period ended June 30, 2016, the Fund did not make any repayments to the Adviser or Distributor for previously waived and reimbursed fees.
The Fund has a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries like GIAC as the sponsor insurance company that provide sub-transfer agency and related services to investors that hold their Fund shares in omnibus accounts maintained by the financial intermediaries with the Fund. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Fund would otherwise pay to the transfer agent if each subaccount in the omnibus account maintained by the financial intermediary with the Fund were a direct account with the Fund and (ii) the amount by which the fees charged by the financial intermediary for including the Fund on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Fund’s Plan with respect to the Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Fund to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of the Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the 6 months ended June 30, 2016, the Distributor waived $457 in sub-TA fees.
Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.
6.
New Accounting Pronouncements

In May 2015, the Financial Accounting Standards (“FASB”) issued ASU 2015-07 entitled Fair Value Measurement (Topic 820) — Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) which is intended to address the diversity in practice of how investments measured at the fair value with redemption dates in the future (including periodic redemption dates) are categorized within the fair value hierarchy. ASU 2015-07 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015. At this time, management is evaluating the implications of ASU 2015-07 and its impact to financial statements.

■ Value Line VIP Equity Advantage Fund

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE
OF THE INVESTMENT ADVISORY AGREEMENT
FOR VALUE LINE VIP EQUITY ADVANTAGE FUND,
A SERIES OF THE VALUE LINE FUNDS VARIABLE TRUST
The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees, including a majority of Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), of the Value Line Funds Variable Trust (the “Trust”) to approve with respect to the Value Line VIP Equity Advantage Fund (the “Fund”), a series of the Trust, the continuance of the Fund’s investment advisory agreement (the “Agreement”) with its investment adviser, EULAV Asset Management (the “Adviser”).
In considering whether the continuance of the Agreement was in the best interests of the Fund and its shareholders, the Board requested, and the Adviser provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Trustees met in executive sessions separately from the non-Independent Trustee of the Fund and any officers of the Adviser. In selecting the Adviser and approving the continuance of the Agreement, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees.
Both in the meeting specifically focused upon the review of the Agreement and at other meetings, the Board, including the Independent Trustees, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information regarding: (i) the Fund’s investment performance, performance-related metrics and risk-related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Morningstar, Inc., an independent evaluation service (“Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) the arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Trustees reviewed information, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying the Fund within the Category, Morningstar considered the characteristics of the Fund’s actual portfolio holdings over a one-year period of time relative to the market and other factors that distinguish a particular investment strategy under Morningstar’s methodology with the objective to permit meaningful comparisons. Morningstar classified the Fund within its Large Blend category.
In preparing the Peer Group for the Fund, Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying the Fund within the Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Morningstar prepared the Peer Group for the Fund consisting of 8 other retail insurance funds with similar investment style, expense structure and asset size as the Fund.
In their executive session, the Independent Trustees also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for the Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; and (d) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board discussed with Morningstar the description of the methodology used by Morningstar to determine the Fund’s Peer Group and Category and the results of the statistical information prepared by Morningstar.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund

The Board observed that there is a range of insurance companies from which persons may purchase variable insurance products as well as investment options available to prospective shareholders of the Fund, including other mutual funds underlying their variable insurance product, and that the Fund’s shareholders have chosen to invest in the Fund as well as to purchase the variable insurance product in which the Fund is an investment option from their insurance company.
The following summarizes matters considered by the Board in connection with its continuance of the Agreement. However, the Board did not identify any single factor as all-important or controlling, each Trustee may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   The Board reviewed the Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index. The Board noted that the Fund outperformed the benchmark index, but significantly underperformed the Peer Group and Category medians, for the one-year period ended March 31, 2016. The Board discussed with the Adviser the attribution for such underperformance.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio manager responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Trustees also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire and (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) the Adviser continues to receive the Value Line ranking systems without cost. The Board also recognized that the Adviser engages a data provider to assist it with respect to the closed-end fund industry. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser has investment management capabilities and personnel essential to performing its duties under the Agreement.
Adviser’s Fee.   The Board considered the Adviser’s fee rate under the Agreement relative to the advisory fee rate applicable to the funds in the Peer Group and Category before applicable fee waivers. The Board noted that the Adviser does not bear the costs of providing fund accounting or administrative services for the Fund as part of its fee. The Board was informed that the advisory fee rates for certain funds in the Peer Group and Category may include the provision of fund accounting and administrative services and, if they did, the Fund’s fee rate would have compared less favorably. Therefore, the Board also compared the Adviser’s fee rate to the management fee rates of funds in the Peer Group and Category, which include not only advisory fees but also fund accounting and administrative service costs. Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Adviser’s advisory fee rate payable under the Agreement was more than the management (i.e., the combined advisory, fund accounting and administrative) and advisory fees rates of the Category median, but the same as the advisory fee rate and less than the management (i.e., the combined advisory, fund accounting and administrative) fee rate of the Peer Group median. After a review of the information provided to the Board, the Board concluded that the Fund’s fee rate for compensation for the services provided under its Agreement was satisfactory for the purpose of approving continuance of the Agreement.
Expenses.   The Board also considered the Fund’s total expense ratio relative to its Peer Group and Category. The Board noted that, for the most recent fiscal year for which audited financial data is available, both before and after giving effect to the Fund’s existing fee waivers and fee waivers applicable to certain funds in the Peer Group and Category, the Fund’s expense ratio was greater than that of the Peer Group and Category medians. The Board was informed that the Fund’s total expense ratio was comparatively higher in part because the Fund’s relatively unique investment strategy of investing almost exclusively in closed-end funds relative the different strategies of funds included in the Peer Group and Category. As a result, the Fund’s expense ratio includes the costs of investing in the underlying closed-end funds. The Adviser, the Distributor and the Board agreed that the Distributor and then the Adviser will waive up to its total fee payable under the Fund’s Rule 12b-1 Plan and Agreement, respectively, and the Adviser will further reimburse certain expenses of the Fund, to the extent necessary to contractually limit the Fund’s total annual operating expenses (other than those attributable to acquired fund fees and expenses, interest, taxes, brokerage commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.75% of the Fund’s average daily net assets during the period ending June 30, 2017 pursuant to an Expense Limitation Agreement. The Expense Limitation Agreement provides that the Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that the Fund’s total operating expenses (subject

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund

to the exclusions noted above) fall below an annualized rate of 1.75%. The fee waivers and expense reimbursements under the Expense Limitation Agreement can be terminated or modified before June 30, 2017 only with the approval of the Board. After a review of the information provided to the Board, the Board concluded that the average expense ratio was satisfactory for the purpose of approving the continuance of the Agreement.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Fund’s overall compliance program. The Board reviewed the services provided by the Adviser and the Distributor in supervising the Fund’s third-party service providers. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to the Fund’s shareholders.
Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to the Fund, including the financial results derived from the Fund’s Agreement, was within a range the Board considered reasonable.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with the Fund or the Trust. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.
Economies of Scale.   The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that it does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Fund. The Board considered that one Value Line mutual fund available to retail investors followed the same investment program as the Fund until July 2016, and the Board noted that the combined management and advisory fee rate of that other fund was at the same level as the Adviser’s fee rate under the Agreement.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant, in the exercise of its reasonable business judgment and with the advice of independent counsel, the Board concluded that the rate at which the Fund pays a fee to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Agreement and Adviser’s fee rate thereunder, is fair and reasonable and voted to continue the Agreement as in the best interest of the Fund and its shareholders.

Value Line VIP Equity Advantage Fund

Item 5.  Audit Committee of Listed Registrants

Not Applicable.

Item 6.  Investments

Not Applicable

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.  Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	September 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	September 8, 2016